     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 12, 1999
                                                                 (No. 333-_____)

                                   ---------------

                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                   ---------------

                                      FORM S-4

                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933

                                   ---------------

                                    U.S. BANCORP
               (Exact name of registrant as specified in its charter)

          DELAWARE                      6711                    41-0255900
       (State or other              (Primary Standard         (I.R.S. Employer
jurisdiction of Incorporation   Industrial Classification      Identification
      or Organization)               Code Number)                  Number)


             U.S. BANCORP                            LEE R. MITAU, ESQ.
           U.S. BANK PLACE                            U.S. BANK PLACE
       601 SECOND AVENUE SOUTH                    601 SECOND AVENUE SOUTH
   MINNEAPOLIS, MINNESOTA 55402-4302          MINNEAPOLIS, MINNESOTA 55402-4302
           (612) 973-1111                             (612) 973-1111
     (Address, including zip code,           (Name, address, including zip code,
   and telephone number, including            and telephone number, including
     area code, of registrant's                        area code, of
    principal executive offices)                    agent for service)

                                   ---------------

                                     COPIES TO:

       Elizabeth C. Hinck, Esq.                     Kurt L. Kicklighter, Esq.
        Dorsey & Whitney LLP                       Higgs, Fletcher & Mack LLP
       2200 South Sixth Street                    401 West A Street, Suite 2600
    Minneapolis, Minnesota 55402                   San Diego, California 92101
          (612) 340-8877                                   (619) 236-1551

     Approximate date of commencement of proposed sale of the securities to the public: as soon as practicable after this Registration Statement becomes effective.
     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: / /
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: /X/ 333-75603
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /

                                   ---------------

                          CALCULATION OF REGISTRATION FEE


      TITLE OF EACH CLASS           PROPOSED MAXIMUM                           PROPOSED MAXIMUM            AMOUNT OF
        OF SECURITIES TO              AMOUNT TO BE         OFFERING PRICE     AGGREGATE OFFERING      REGISTRATION FEE(3)
         BE REGISTERED               REGISTERED (1)         PER SHARE(2)             PRICE
Common Stock, $1.25 par value          1,044,840              $33.698             $35,208,931               $9,788

(1) Based upon an estimate of the maximum number of shares of common stock, no par value (the "BOC Common Stock"), of Bank of Commerce ("BOC") which will each be exchanged for shares of common stock, $1.25 par value (the "USB Common Stock"), of U.S. Bancorp ("USB") pursuant to the Merger described herein.
(2) Calculated in accordance with Rule 457(f)(l) under the Securities Act based on the aggregate market value on 1,044,840 of the shares of BOC Common Stock expected to be canceled in connection with the Merger on July 6, 1999.
(3) The registration fee of $9,788 was calculated pursuant to Rule 457(f) under the Securities Act, as follows: .000278 multiplied by the proposed maximum aggregate offering price.

                                   ---------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

                                   ---------------

                 INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

          This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of USB's Registration Statement on Form S-4, Securities and Exchange Commission (the "Commission") File No. 333-75603, as filed with the Commission on April 2, 1999, as amended by Amendment No. 1 thereto filed with the Commission on May 3, 1999, are incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on July 12, 1999.

                          U.S. BANCORP



                          By  /s/ John F. Grundhofer
                              ------------------------------------------------
                              John F. Grundhofer
                              Chairman, President, Chief Executive Officer and Director


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE AND TITLE                                         DATE

  /s/ John F. Grundhofer                                          July 12, 1999
--------------------------------------
  John F. Grundhofer
  Chairman, President, Chief Executive
  Officer, and Director
  (principal executive officer)


  /s/ Susan E. Lester                                             July 12, 1999
--------------------------------------
  Susan E. Lester
  Executive Vice President and
  Chief Financial Officer
  (principal financial officer)


  /s/ Terrance R. Dolan                                           July 12, 1999
--------------------------------------
  Terrance R. Dolan
  Senior Vice President and Controller
  (principal accounting officer)


           *                                                      July 12, 1999
--------------------------------------
  Linda L. Ahlers
  Director


           *                                                      July 12, 1999
--------------------------------------
  Harry L. Bettis
  Director


           *                                                      July 12, 1999
--------------------------------------
  Arthur D. Collins, Jr.
  Director


           *                                                      July 12, 1999
--------------------------------------
  Peter H. Coors
  Director


           *                                                      July 12, 1999
--------------------------------------
  Robert L. Dryden
  Director


           *                                                      July 12, 1999
--------------------------------------
  Joshua Green III
  Director


           *                                                      July 12, 1999
--------------------------------------
  Delbert W. Johnson
  Director


           *                                                      July 12, 1999
--------------------------------------
  Joel W. Johnson
  Director


           *                                                      July 12, 1999
--------------------------------------
  Jerry W. Levin
  Director


           *                                                      July 12, 1999
--------------------------------------
  Edward J. Phillips
  Director


           *                                                      July 12, 1999
--------------------------------------
  Paul A. Redmond
  Director


           *                                                      July 12, 1999
--------------------------------------
  Richard G. Reiten
  Director


           *                                                      July 12, 1999
--------------------------------------
  S. Walter Richey
  Director

           *                                                      July 12, 1999
--------------------------------------
  Warren R. Staley
  Director






* By  /s/ Terrance R. Dolan
      --------------------------------
      Terrance R. Dolan
      Pro se and as Attorney-in-Fact

                                   EXHIBIT INDEX

Exhibit No.    Description                                                 Page
----------     -----------                                                 ----
5.1            Opinion and consent of Dorsey & Whitney LLP
               as to the legality of the securities being registered

23.1           Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

23.2 Consent of Ernst & Young LLP (relating to financial statements of USB)

23.3 Consent of Deloitte & Touche, LLP (relating to financial statements of BOC)

24.1           Powers of Attorney (Incorporated by reference to USB's
               Registration Statement on Form S-4, as amended,
               File No. 333-75603.)